                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                        AUGUST 19, 1999 (AUGUST 18, 1999)
                       ----------------------------------




                          CHESAPEAKE ENERGY CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



         OKLAHOMA                 1-13726                  73-1395733
-------------------------------------------------------------------------------
(State or other jurisdiction    (Commission    (IRS Employer Identification No.)
    of incorporation)           File Number)



6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA           73118
-------------------------------------------------------------------------------
     (Address of principal executive offices)              (Zip Code)


                                 (405) 848-8000
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On August 18, 1999, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing it had fully exercised a common stock purchase warrant issued to it from Gothic Energy Corporation.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on August 18, 1999.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       CHESAPEAKE ENERGY CORPORATION



                                       BY:  /S/ AUBREY K. MCCLENDON
                                          -------------------------------------
                                                AUBREY K. MCCLENDON
                                             Chairman of the Board and
                                              Chief Executive Officer

Dated:  August 18, 1999

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------
99                Press Release issued by the Registrant on August 18, 1999.